                                                                   Exhibit 10.25

                              DRUGSTORE.COM, INC.

                                  ADDENDUM TO
            FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
            -------------------------------------------------------

     THIS ADDENDUM dated as of June 17, 1999, TO THE FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT dated as of May 18, 1999, by and among drugstore.com, inc., a Delaware corporation (the "Company") and the parties
                                                  -------
listed on Exhibit A hereto hereby adds Rite Aid Corporation, a Delaware corporation ("Rite Aid"), and General Nutrition Companies, Inc., a Delaware
              --------
corporation ("GNC") as parties to such Investors' Rights Agreement (the "Rights
              ---                                                        ------
Agreement") to the extent set forth herein.
---------

                                    RECITALS
                                    --------

     A. The Company, Rite Aid and GNC have entered into a Series E Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of June 17, 1999,
                               ------------------
pursuant to which the Company will sell to Rite Aid and GNC (through its wholly owned subsidiary General Nutrition Investment Company) and Rite Aid and GNC will purchase from the Company shares of the Company's Series E Preferred Stock. The Company and the Investors party to the Rights Agreement desire to induce Rite Aid and GNC to purchase shares of Series E Preferred Stock pursuant to the terms of the Purchase Agreement by agreeing to the terms and conditions set forth herein.

     B. Pursuant to Section 5.2 of the Rights Agreement, this Addendum is being executed by the Company and the holders of at least two-thirds (2/3) of the Registrable Securities then outstanding, thereby agreeing that the Rights Agreement be amended hereby.

     C. Defined terms used herein and not defined shall have the meanings given to them in the Rights Agreement.

                                   AGREEMENT
                                   ---------

     1. The parties hereby agree that upon effectiveness of this Addendum as set forth below, Rite Aid and GNC shall each have (i) the rights and obligations of an "Investor" and/or a "Holder" under Sections 1.1-1.15, 2.1, 2.2 and 2.5 of the Rights Agreement (provided that for Rite Aid and GNC, clause (i) of Section
1.15 of the Rights Agreement shall be deemed to be ten years rather than five),
(ii) the same rights and obligations as Vulcan under Section 1.4 of the Rights Agreement (but only for so long as they satisfy the $40 million threshold requirement under such Section), and (iii) all applicable rights and obligations of a
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party to the Rights Agreement under Section 5 thereof. The parties hereby further agree that from and after the fourth anniversary of the closing under the Purchase Agreement, Rite Aid will have one additional right to request a registration under Section 1.2 or 1.4 of the Rights Agreement (subject to all the other rights and obligations of an "Investor" and/or "Holder" in respect thereof). The parties hereby further agree that a written request from Rite Aid under Section 1.2(a) of the Rights Agreement shall be deemed to satisfy the requirement of a request from the Holders of at least thirty-three percent (33%) of the Registrable Securities then outstanding even in the event Rite Aid may own less than such amount of Registrable Securities outstanding on the date of such request. The parties hereby further agree that for purposes of Section 1 of the Rights Agreement, shares of Common Stock issuable or issued upon conversion of the Series E Preferred Stock of the Company issued to Rite Aid and GNC on the date hereof pursuant to the Purchase Agreement shall be deemed to be "Registrable Securities", subject to the proviso set forth in the definition thereof. Each Investor hereby waives its right of first offer/refusal under
Section 2.3 of the Rights Agreement (and, in the case of Amazon.com, under paragraph 1 of the Amended Letter Agreement dated May 19, 1999, between the Company and Amazon.com) with respect to the sale of shares of Series E Preferred Stock under the Purchase Agreement and as to the issuance of shares of Common Stock upon conversion of such shares of Series E Preferred Stock.

     2. The parties hereby agree that upon effectiveness of this Addendum as set forth below, Section 3.5 of the Rights Agreement shall be deemed amended by restating the first sentence thereof as follows: "Notwithstanding the provisions of this Section 3, (i) on and after the eleventh business day after commencement of a proxy contest, tender offer or exchange offer by a third party not affiliated with the Company which could result in a "Change of Control Transaction" (as defined below) for outstanding securities, (ii) on and after the commencement of a proxy contest, tender offer or exchange offer by a third party affiliated with the Company which could result in a Change of Control Transaction for outstanding securities, (iii) on or after the public announcement that the Company has entered into an agreement with a third party not affiliated with the Company that would result in a Change of Control Transaction, or (iv) on or after the public announcement that the Company has entered into an agreement with a third party affiliated with the Company that would result in a Change of Control Transaction, the Standstill Investor shall be permitted to make a proposal to the Company's Board of Directors or shareholders or to
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tender or exchange any Securities beneficially owned by it pursuant to such transaction (provided, however, that in the case of such a proxy contest, tender offer or exchange offer by an affiliate as described in clause (ii) above or an agreement with an affiliate as described in clause (iv) above, if such proxy contest, tender offer, exchange offer or agreement is thereafter withdrawn or terminated, the Standstill Investor shall cease to have the right to make or continue a proposal of the type described herein)."

     3. This Addendum (other than the last sentence of Section 1 which shall become effective upon execution of a counterpart hereof by each party listed on the signature pages hereto) shall become effective only concurrently with the Closing (as defined in the Purchase Agreement). Upon such effectiveness:

         (a) all references in any document to the Rights Agreement shall be deemed to be references to the Rights Agreement as modified by this Addendum; and

         (b) except as specifically modified hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof.

     4. This Addendum shall automatically terminate concurrently with any termination of the Purchase Agreement pursuant to Section 7.16 thereof. Upon such termination, this Addendum shall become void and of no further effect.

     5. This Addendum, which shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws, may be executed in counterparts.



                           [Signature Page Follows]

    The parties have executed this Addendum to the Fourth Amended and Restated Investors' Rights Agreement as of the date first above written.

COMPANY:                                  INVESTORS:

DRUGSTORE.COM, INC.,                      RITE AID CORPORATION,


By: /s/ Peter M. Neupert                  By: /s/ Elliot S. Gerson
    ------------------------------            ----------------------------------
Peter M. Neupert                          Name: Elliot S. Gerson
President                                 Title: Executive Vice President

Address:  13920 SE Eastgate               Address:  30 Hunter Lane
Way, Suite 300                            Camp Hill, PA 17011
Bellevue, WA 98005

                                          GENERAL NUTRITION COMPANIES, INC.,

                                          By: /s/ James M. Sander
                                              ----------------------------------
                                          Name: James M. Sander
                                          Title: Vice President

                                          Address: 300 Sixth Avenue
                                                   Pittsburgh, PA 15222

                                          VULCAN VENTURES INCORPORATED,


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                          Address:


                                          KLEINER PERKINS CAUFIELD & BYERS
                                          VIII, L.P.,

                                          By:  KPCB VIII Associates, L.P., its
                                          General Partner


                                          By: /s/ L. John Doerr
                                              ----------------------------------
                                                      a General Partner

                                          Address:  2750 Sand Hill Road
                                                    Menlo Park, CA 94025
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                                          KPCB VIII FOUNDERS FUND, L.P.,

                                          By:  KPCB VIII Associates,
                                               L.P., its General Partner

                                          By:    /s/ L. John Doerr
                                               ---------------------------------
                                                      a General Partner

                                          Address:  2750 Sand Hill Road
                                                    Menlo Park, CA 94025


                                          KPCB LIFE SCIENCES ZAIBATSU FUND
                                          II, L.P.,

                                          By:  KPCB VII Associates, L.P., its
                                          General Partner

                                          By:    /s/ L. John Doerr
                                               ---------------------------------
                                                       a General Partner

                                          Address:  2750 Sand Hill Road
                                                    Menlo Park, CA 94025


                                          AMAZON.COM, INC.,

                                          By:   /s/ Randy Tinsley
                                              ----------------------------------
                                          Name:  Randy Tinsley
                                          Title: Vice President

                                          Address:  1516 2nd Avenue
                                                    Seattle, WA 98101


                                          PETER NEUPERT,

                                          By:   /s/ Peter Neupert
                                              ----------------------------------
                                           Address:  18650 NE 67th Court
                                                    Redmond, WA  98052


                                          MAVERON EQUITY PARTNERS, L.P.

                                          By: __________________________________

                                          Address:  800 Fifth Ave.
                                                    Suite 4100
                                                    Seattle, WA 98104
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                                   EXHIBIT A
                                   ---------

INVESTORS
---------
Name and Address
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Rite Aid Corporation
30 Hunter Lane
Camp Hill, PA 17011

General Nutrition Companies, Inc.
300 6th Avenue
Pittsburgh, PA 15222

Vulcan Ventures Incorporated
110th Avenue Northeast, Suite 550
Bellevue, Washington  98004

Kleiner Perkins Caufield & Byers VIII
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VIII Founders Fund, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Life Sciences Zaibatsu Fund II, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

David Whorton
c/o Kleiner Perkins Caufield & Byers
2750 Sand Hill Road
Menlo Park, CA 94025

Amazon.com, Inc.
1516 2nd Avenue
Seattle, WA 98101
Attn: General Counsel

Peter M. Neupert
13920 SE Eastgate Way, Suite 300
Bellevue, WA  98005

Maveron Equity Partners, L.P.
800 Fifth Avenue, Suite 4100
Seattle, WA  98104

Liberty DS, Inc.
8101 Prentice Avenue, Suite 500
Englewood, CO  80111